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                                                                    July 1, 2000
 FUND PROFILE
T. ROWE PRICE
Spectrum Income Fund

 A broadly diversified fund composed of other T. Rowe Price funds investing primarily in fixed- income securities.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com. TROWEPRICELOGO
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks a high level of current income with moderate share price fluctuation.


 What is the fund's principal investment strategy?

   The fund can diversify its assets widely among nine T. Rowe Price funds: five domestic bond funds, two international bond funds, one money market fund, and one income-oriented stock fund. Within the ranges shown in the next table, managers decide how much of the fund's assets to allocate to each underlying fund based on their outlook for, and on the relative valuations of, the underlying funds and of the various markets in which they invest.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

                                    Asset Allocation Ranges
    Fund                    Percent of assets     Fund                     Percent of assets
    Emerging Markets Bond                  0-10   New Income                             15-30
    Equity Income                         10-25   Short-Term Bond                         0-15
    GNMA                                   5-20   Summit Cash Reserves                    0-25
                                                  U.S. Treasury
    High Yield                            10-25   Long-Term                               0-15
    International Bond                     5-20

   --------------------------------------------------------------------------------------------


   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of either of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   The fund's share price will typically move in the opposite direction of U.S. interest rates, so a rise in rates, or interest rate risk, represents the most important source of risk. There is also exposure to credit risk: corporate bond holdings in the underlying funds may have their credit ratings downgraded or they may default. Such events could reduce the fund's share price and income level. Credit risk for the fund increases to the extent it invests in high-yield ("junk'") bonds, primarily through the High Yield Fund. The fund is exposed to the risks of international investing to the extent it invests overseas, primarily through the International Bond Fund. For example, weakening foreign currencies versus the U.S. dollar would typically reduce returns from bonds denominated in other currencies. In addition, emerging market bonds are subject to the special political and economic risks of these newly industrialized countries. To the extent that the fund invests in stocks through the Equity Income Fund, its share price would be hurt by stock market declines.
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FUND PROFILE
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   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you would like a one-stop approach to broad diversification and can accept the possibility of moderate share price declines in an effort to achieve relatively high income, the fund could be an appropriate part of your overall investment strategy. The fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.

LOGO

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                                                                               3

FUND PROFILE
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
                         Calendar Year Total Returns
          "91"   "92"  "93"   "94"   "95"   "96"  "97"   "98"  "99"
 -------------------------------------------------------------------------
          19.64  7.84  12.36  -1.94  19.41  7.64  12.18  6.57  0.26
 -------------------------------------------------------------------------


          Quarter ended              Total return

 Best quarter                            3/31/95 6.56%

 Worst quarter                           3/31/94 -2.63%

 Table 1  Average Annual Total Returns
                                        Periods ended 06/30/2000
                                     1 year   5 years      10 years
 ------------------------------------
  Spectrum Income Fund                2.11%    7.10%        8.67%

  Salomon Smith Barney Broad
  Investment-Grade Bond Index         4.50     6.23         7.86
  Lipper General Bond Funds Average   3.72     6.51         8.44
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


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. While the fund itself imposes no fees or charges, it will indirectly bear its pro-rata share of the expenses of the underlying funds. The following table provides a range for the fund's average weighted expense ratio. A range is given instead of a single number because the pro-rata share of expenses fluctuates along with changes in the average assets in each of the underlying funds.


  Range of average weighted expense ratio as of 12/31/99  0.66% to 0.84%
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


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table uses the midpoint of the range to show the expenses you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods:

   1 year       3 years       5 years        10 years
 -------------------------------------------------------
     $77          $240          $417           $930
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


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FUND PROFILE
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 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Edmund M. Notzon manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 1998. He has been managing investments since joining T. Rowe Price in 1989.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income monthly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;
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  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.




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FUND PROFILE
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
LOGO
 RPS F88-035
 T. Rowe Price Investment Services, Inc., Distributor
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